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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-46886 and 33-56878) of Conner Peripherals, Inc. of our report dated January 11, 1995, except as to Note 15 which is dated as of July 25, 1995, appearing in this Form 10-K/A. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K/A.

/s/ PRICE  WATERHOUSE  LLP

Price Waterhouse LLP
San Jose, CA

November 10, 1995